BROWN ADVISORY FUNDS

Brown Advisory Mortgage Securities Fund
(the “Fund”)

Supplement dated April 28, 2014
to the Statutory Prospectus, Summary Prospectus and
Statement of Additional Information (“SAI”)
dated December 26, 2013

At a recent meeting of the Board of Trustees (“Board”) of Brown Advisory Funds, the Board approved certain changes relating to the Fund.  In particular, the Board approved: (1) opening the Institutional Shares to investments; and (2) the adoption of a new non-fundamental limitation that prohibits the Fund from investing in securities of registered open-end investment companies or registered investment trusts in reliance on Section 12(d)(1)(F) and Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (“1940 Act”).

1.	Opening of the Institutional Shares to Investments

Effective on or about May 13, 2014, all references to the Institutional Shares of the Fund being not available to investors are hereby deleted from the Prospectus, Summary Prospectus and SAI.  In addition, the ticker symbol for the Institutional Shares of the Fund is BAFZX.

2.	New Non-Fundamental Limitation

Effective immediately, the following is added immediately prior to the section entitled “Management” on page 23 of the SAI:

Non-Fundamental Limitation

The Fund has adopted the following investment limitations that can be changed by the Board without shareholder approval.

1.	Investments in Other Open-End Investment Companies or Registered Unit Investment Trusts

The Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Investors should retain this supplement for future reference.